EXHIBIT 23.2



                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1998 included in USCI, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


                             /s/ ARTHUR ANDERSEN LLP
                            ----------------------------
                                 ARTHUR ANDERSEN LLP

Atlanta, Georgia
May 15, 1998.